J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Market Expansion Enhanced Equity ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated May 25, 2023

to the current Summary Prospectus and Prospectus, as supplemented

Effective May 31, 2023, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Phillip D. Hart	2022	Managing Director
Wonseok Choi	2022	Managing Director
Akash Gupta	2022	Executive Director
Robert A. Ippolito	2022	Executive Director

Messrs. Hart, Choi, and Gupta also were the predecessor fund’s portfolio managers since 2013, 2019 and 2019, respectively.

In addition, the “The Fund’s Management and Administration — The Portfolio Managers” section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

The portfolio management team for the Fund utilizes a team-based approach and uses the models, insights and recommendations of the broader U.S. Structured Equity Team. The portfolio management team is comprised of Phillip D. Hart, Wonseok Choi, Akash Gupta and Robert A. Ippolito. Mr. Hart, a Managing Director of JPMIM and CFA charterholder, is the lead portfolio manager for the Fund and is primarily responsible for portfolio construction. Mr. Hart has worked as a portfolio manager for the U.S. Structured Equity Team at JPMIM since 2009 and has been employed by the firm since 2003. Prior to becoming a portfolio manager, he was a qualitative research analyst within this group. Mr. Choi, a Managing Director and director of U.S. equity quantitative research, is responsible for Strategic Quantitative Research. This entails all aspects of process enhancements including, but not limited to, factors to be included into the investment process as well as refinements to existing factors and portfolio construction as well as our big data efforts. Mr. Gupta, an Executive Director, is a research analyst and portfolio manager on the U.S. Structured Equity team. An employee since 2004, Mr. Gupta previously spent over three years in the sell-side Equity Research Group, focusing on the electronics manufacturing supply chain sector. He is also a CFA charterholder and a certified Financial Risk Manager (FRM). Mr. Ippolito, an Executive Director and CFA charterholder, has served as a portfolio manager of the Fund since November 2022. An employee since 2009, Mr. Ippolito has worked as a portfolio manager in the U.S. Structured Equity Small and Mid-Cap Group since 2021. Prior to becoming a portfolio manager, Mr. Ippolito was a fundamental research analyst within the group. Messrs. Hart, Choi, and Gupta also were the predecessor fund’s portfolio managers since 2013, 2019 and 2019, respectively.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-MEEEETF-523